EXHIBIT 10.24

                              AMENDED AND RESTATED

                              NUTECH DIGITAL, INC.

                           2003 CONSULTANT STOCK PLAN

                                 PURPOSE OF PLAN

      WHEREAS, the purpose of this Amended and Restated NuTech Digital, Inc. 2003 Consultant Stock Plan is to advance the interests of the Company by helping the Company obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts and/or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of the Company.

                          TERMS AND CONDITIONS OF PLAN

      1.    DEFINITIONS.

            Set forth below are definitions of capitalized terms that are generally used throughout this Plan, or references to provisions containing such definitions (capitalized terms whose use is limited to specific provisions are not referenced in this Section):

            (A) AFFILIATE - The term "Affiliate" is defined as any person controlling the Company, controlled by the Company, or under common control with the Company.

            (B) AWARD - The term "Award" is collectively and severally defined as any Award Shares or Options granted under this Plan.

            (C) AWARD SHARES - The term "Award Shares" is defined as shares of Common Stock granted by the Plan Committee in accordance with Section 6 of this Plan.

            (D) BOARD - The term "Board" is defined as the Board of Directors of the Company, as such body may be reconstituted from time to time.

            (E) COMMON STOCK - The term "Common Stock" is defined as the Company's common stock, no par value.

            (F) COMPANY - The term "Company" is defined as NuTech Digital, Inc., a California corporation.


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            (G) DISPOSED - The term "Disposed" (or the equivalent terms
"Disposition" or "Dispose") is defined as any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, or with or without the payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants a right to obtain an interest in the Award;
(iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Disposition of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient of the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

            (H) ELIGIBLE PERSON - The term "Eligible Person" means any Person who, at a particular time, is a consultant to the Company or an Affiliate who provides bona fide consulting services to the Company or the Affiliate, provided, however, no Award hereunder may be granted to any Person in connection with the provision of any services incident to the raising of capital or promotion or maintenance of a market for the Company's securities.

            (I) EXERCISE PRICE - The term "Exercise Price means the price at which a holder of an Option may purchase the Common Stock issuable upon exercise of the Option.

            (J) FAIR MARKET VALUE - The term "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (i) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                  (ii) if such Common Stock is quoted on the NASDAQ National
            Market, its closing price on the NASDAQ National Market on the date of determination;

                  (iii) if such Common Stock is publicly traded but is not
            listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination; or

                  (iv) if none of the foregoing is applicable, by the Plan
            Committee in good faith.

            (K) ISSUED SHARES - The term "Issued Shares" is defined as shares of Common Stock issued pursuant to the terms of this Plan.

            (L) OPTION - The term "Option" means an award of an option to purchase shares of Common Stock pursuant to Section 7.

            (M) PERSON - The term "Person" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships, or fiduciary arrangements, such as trusts.

            (N) PLAN - The term "Plan" is defined as this 2003 Consultant Stock Plan.


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            (O) PLAN COMMITTEE - The term "Plan Committee" is defined as that
Committee appointed by the Board to administer and interpret this Plan as more particularly described in Section 3 of the Plan; provided, however, that the term Plan Committee will refer to the Board during such times as no Plan Committee is appointed by the Board.

            (P) RESTRICTED SHARES - The term "Restricted Shares" is defined as Award Shares that are subject to restrictions as more particularly set forth in
Section 6 of this Plan.

            (Q) RECIPIENT - The term "Recipient" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

            (R) SECURITIES ACT - The term "Securities Act" is defined as the Securities Act of 1933, as amended (references herein to Sections of the Securities Act are intended to refer to Sections of the Securities Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

            (S) TERMINATION or TERMINATED - "Termination" or "Terminated" means, for purposes of this Plan with respect to a Recipient, that the Recipient has for any reason ceased to provide services as a consultant, independent contractor, or advisor to the Company. The Plan Committee will have sole discretion to determine whether a Recipient has ceased to provide services and the effective date on which the Recipient ceased to provide services (the "Termination Date").

      2.    TERM OF PLAN.

            This Plan shall be effective as of such time and date as this Plan is adopted by the Board, and this Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date this Plan became effective. All Awards granted pursuant to this Plan prior to the effective date of this Plan shall not be affected by the termination of this Plan and all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

      3.    PLAN ADMINISTRATION.

            (A)   PLAN COMMITTEE.

                  (i) The Plan shall be administered and interpreted by a committee consisting of two (2) or more members of the Board; provided, however, no member of the Board who may serve as a member of the Plan Committee if such person serves or served as a member of the plan committee with respect to any plan (other than this Plan) of the Company or its Affiliates which plan was or is established to comply with the provisions of Rule 16b-3(c)(2)(i) to the Securities and Exchange Act of 1934, as amended (i.e., pertaining to the establishment of so-called "Section 16b-3 Plans"), and, by reason of such person's proposed service as a member of the Plan Committee, such person would not be considered a "disinterested" person within the meaning of said Rule with respect to such other plan.


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                  (ii) Members of the Plan Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

                  (iii) If the Board, in its discretion, does not appoint a Plan Committee, the Board itself will administer and interpret the Plan and take such other actions as the Plan Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

            (B) ELIGIBILITY OF PLAN COMMITTEE MEMBERS TO RECEIVE AWARDS. While serving on the Plan Committee, such members shall not be eligible for selection as Eligible Persons to whom an Award may be granted under the Plan.

            (C) POWER TO MAKE AWARDS. The Plan Committee shall have the full and final authority in its sole discretion, at any time and from time-to-time, subject only to the express terms, conditions and other provisions of the Certificate of Incorporation of the Company and this Plan, and the specific limitations on such discretion set forth herein, to:

                  (i) Designate the Eligible Persons or classes of Eligible
            Persons eligible to receive Awards from among the Eligible Persons;

                  (ii) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount (subject to the terms of the Plan) as the Plan Committee shall determine;

                  (iii) Impose such limitations, restrictions and conditions upon any Award as the Plan Committee shall deem appropriate and necessary;

                  (iv) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; and

                  (v) Delegate all or a portion of its authority under
            subsections (i) through (iii) of this Section 3(c) to one or more directors of the Company who are executive officers of the Company, subject to such restrictions and limitations (such as the aggregate number of shares of Common Stock that may be awarded) as the Plan Committee may decide to impose on such delegate directors.

            In determining the recipient, form and amount of Awards, the Plan Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.


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            (D) INTERPRETATION OF PLAN. The Plan Committee shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to this Plan. The interpretations and determinations of the Plan Committee under the Plan (including without limitation determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Committee selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Committee shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

            (E) COMPENSATION; ADVISORS. Members of the Plan Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Committee in connection with the administration of the Plan shall be borne by the Company. The Plan Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other Persons, at the cost of the Company. The Plan Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.

      4.    STOCK POOL.

            (A) MAXIMUM NUMBER OF SHARES AUTHORIZED UNDER PLAN. Shares of stock which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of shares of Common Stock which may be issued as a grant of Award Shares shall not exceed 5,000,000 shares of Common Stock (the "Stock Pool"); provided, however, that such number shall be increased by the following:

                  (i) Any shares of Common Stock tendered by a Recipient as
            payment for Award Shares;

                  (ii) Any rights to shares of Common Stock surrendered by a
            Recipient as payment for Award Shares;

                  (iii) Any Restricted Shares which are granted as Award Shares, and are subsequently forfeited by the holders thereof.

                  (iv) Any Common Stock issued upon exercise of an Option but ceases to be subject to such Option for any reason other than exercise of such Option; and

                  (v) Any Award that otherwise terminates without Common Stock being issued.

            (B) CALCULATING SHARES AVAILABLE FOR AWARDS. For purposes of calculating the maximum number of shares of Common Stock in the Stock Pool which may be issued under the Plan, when Award Shares are granted and the Plan Committee elects to require payment with respect to such grant, and when shares of Common Stock are used as full or partial payment for the grant of such shares, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted.


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            (C) DATE OF AWARD. The date an Award is granted shall mean the date selected by the Plan Committee as of which the Plan Committee allots a specific number of shares to a Recipient with respect to such Award pursuant to the Plan.

      5.    AWARD SHARES.

            (A) GRANT. The Plan Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any Eligible Person one or more shares of Common Stock ("Award Shares") allotted by the Plan Committee. The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by the Company and the Recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

            (B) PURCHASE PRICE AND MANNER OF PAYMENT. The Plan Committee, in its sole discretion, may grant Award Shares in any of the following instances:

                  (i) as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the Fair Market Value of such Award Shares on the date of grant;

                  (ii) as "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services), and the value of such Award Shares received (together with the value of such services or attainment of goals attained by the Recipient), may not be less than one hundred percent (100%) of the Fair Market Value of such Award Shares on the date of grant; or

                  (iii) in consideration for the payment of a purchase price for such Award Shares in an amount established by the Plan Committee, which purchase price may not be less than one hundred percent (100%) of the Fair Market Value of such Award Shares as of the date of grant of such purchase right.

      6.    RESTRICTED SHARES.

            (A) VESTING CONDITIONS; FORFEITURE OF UNVESTED SHARES. The Plan Committee may subject or condition the grant of Issued Shares (hereinafter referred to as "Restricted Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Restricted Shares as the Plan Committee, in its sole discretion, may deem appropriate. In the event the Recipient does not satisfy such vesting conditions, the Company may require the Recipient, subject to the payment terms of Section 6(b), to forfeit such unvested Restricted Shares. All vesting conditions imposed on the grant of Restricted Shares, including payment terms complying with Section 6(b), shall be set forth in either a written consulting agreement or a separate written restricted stock agreement, executed by the Company and the Recipient on or before the time of the grant of such Restricted Shares, stating the number of said Restricted Shares subject to such conditions and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying consulting agreement or in a separate restricted stock agreement, the Issued Shares shall not be deemed to be Restricted Shares, and will not be required to be forfeited. Any grant of Restricted Shares shall be subject to the following limitations:


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                  (i) In no case shall such vesting conditions require continued
            provision of services or attainment of goals, as the case may be, subsequent to the grant of Restricted Shares, for a period of time which exceeds five (5) years from the date of grant, or on a cumulative incremental percentage basis which is less than twenty percent (20%) per year;

                  (ii) In no case shall the Recipient be required to forfeit any vested Restricted Shares; and

                  (iii) In the event of the forfeiture of any unvested
            Restricted Shares, the Company shall pay to the Recipient with respect to all of such unvested Restricted Shares an amount equal to the original purchase price, if any, paid by the Recipient for such unvested Restricted Shares.

            (B) REPURCHASE PRICE FOR FORFEITED RESTRICTED SHARES. In the event a Recipient does not satisfy applicable vesting conditions placed upon Restricted Shares, and the Company exercises its right to require the Recipient to forfeit such unvested Restricted Shares, the Company shall be required to pay the Recipient an amount not less than:

                  (i) The higher of the original purchase price for such
            forfeited Restricted Shares or the Fair Market Value of such forfeited Restricted Shares on the date of the event triggering such repurchase rights; or

                  (ii) The original purchase price for such vested Restricted
            Shares; provided, however, that the right to repurchase in favor of the Company must lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date of grant of the Restricted Shares.

            The payments to be made by the Company to a Recipient for forfeited Restricted Shares pursuant to Subsection (ii) may only be in the form of cash or cancellation of purchase money indebtedness with respect to the purchase of said Restricted Shares by the Recipient, if any, and must be paid no later than ninety (90) days of the date of termination.

            (C) RESTRICTIVE LEGEND. Until such time as all conditions placed upon Restricted Shares lapse, the Plan Committee may place a restrictive legend on the share certificate representing such Restricted Shares which evidences said restrictions in such form and subject to such stop instructions as the Plan Committee shall deem appropriate. The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Restricted Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. The Plan Committee shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Restricted Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Restricted Shares which become vested.


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            (D) STOCKHOLDER RIGHTS. The Recipient of Restricted Shares shall have all rights or privileges of a stockholder of the Company with respect to the Restricted Shares notwithstanding the terms of this Section 6 (with the exception of Subsection (e) hereof) and, as such, shall be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Restricted Shares.

            (E) NON-ASSIGNABILITY. Except as expressly provided in the underlying consulting agreement or restricted stock agreement, unvested Restricted Shares may not be Disposed by the Recipient without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion, and such purported Disposition shall be null and void ab initio and of no force and effect.

      7.    OPTIONS.

            (A) GRANT BY PLAN COMMITTEE. The Plan Committee may grant Options to eligible persons and will determine the number of shares of Common Stock subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option.

            (B) FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement (hereinafter referred to as the "Stock Option Agreement") that will be in such form and contain such provisions (which need not be the same for each Recipient) as the Plan Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

            (C) DATE OF GRANT. The date of grant of an Option will be the date on which the Plan Committee makes the determination to grant such Option, unless otherwise specified by the Plan Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Recipient within a reasonable time after the granting of the Option.

            (D) EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Plan Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. The Plan Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares of Common Stock or percentage of shares of Common Stock as the Plan Committee determines, provided, however, that in all events a Recipient will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions.

            (E) EXERCISE PRICE. The Exercise Price of an Option will be determined by the Plan Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant.

            (F) PAYMENT. Payment for Common Stock purchased upon exercise of an Option may be made in cash (by check) or, where expressly approved for the Recipient by the Plan Committee and where permitted by law:

                  (i) by cancellation of indebtedness of the Company to the
            Recipient;


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                  (ii) by surrender of shares that either: (1) have been owned by the Recipient for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Recipient in the public market;

                  (iii) by waiver of compensation due or accrued to the
            Recipient for services rendered;

                  (iv) with respect only to purchases upon exercise of an
            Option, and provided that a public market for the Company's stock exists:

                        (1) through a "same day sale" commitment from the
                  Recipient and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Recipient irrevocably elects to exercise the Option and to sell a portion of the Common Stock so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the Exercise Price directly to the Company; or

                        (2) through a "margin" commitment from the Recipient and
                  a NASD Dealer whereby the Recipient irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the Exercise Price directly to the Company; or

                  (v) by any combination of the foregoing.

            (G) METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Plan Committee, (which need not be the same for each Recipient), stating the number of shares of Common Stock being purchased, the restrictions imposed on the shares of Common Stock purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Recipient's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of shares of Common Stock being purchased.

            (H) TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  (i) If the Recipient's service is Terminated for any reason except death or Disability, then the Recipient may exercise such Recipient's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Plan Committee).

                  (ii) If the Recipient's service is Terminated because of the
            Recipient's death or disability, then the Recipient's Options may be exercised only to the extent that such Options would have been exercisable by the Recipient on the Termination Date and must be exercised by the Recipient (or the Recipient's legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Plan Committee).


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                  (iii) Notwithstanding the provisions herein, if the
            Recipient's service is Terminated for cause, as defined by applicable law, neither the Recipient, the Recipient's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any shares of Common Stock whatsoever, after Termination, whether or not after Termination the Recipient may receive payment from the Company for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, subject to the foregoing, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Recipient that his service is Terminated.

            (I) LIMITATIONS ON EXERCISE. The Plan Committee may specify a reasonable minimum number of shares of Common Stock that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Recipient from exercising the Option for the full number of Shares for which it is then exercisable.

            (J) MODIFICATION, EXTENSION OR RENEWAL. The Plan Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Recipient, impair any of such Recipient's rights under any Option previously granted. The Plan Committee may reduce the Exercise Price of outstanding Options without the consent of Recipients affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under subsection (e) of this Section 7 for Options granted on the date the action is taken to reduce the Exercise Price.

      8.    ADJUSTMENTS.

            (A) SUBDIVISION OR STOCK DIVIDEND. If (i) outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (ii) conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such combination, be proportionately increased.

            (B) ADJUSTMENTS DETERMINED IN SOLE DISCRETION OF BOARD. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Committee, whose determination in that respect shall be final, binding and conclusive.


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            (C) NO OTHER RIGHTS TO RECIPIENT. Except as expressly provided in this Section 8, (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

      9.    PERFORMANCE ON BUSINESS DAY.

            In the event the date on which a party to this Plan is required to take any action under the terms of this Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

      10.   EMPLOYMENT STATUS.

            In no event shall the granting of an Award be construed as granting a continued right of employment to a Recipient if such Person is employed by the Company, nor effect any right which the Company may have to terminate the employment of such Person, at any time, with or without cause, except to the extent that such Person and the Company have agreed otherwise in writing.

      11.   NON-LIABILITY FOR DEBTS.

            No unvested Restricted Shares granted hereunder, or any part thereof, shall be liable for the debts, contracts, or engagements of a Recipient or such Recipient's successors in interest or shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void ab initio and of no further force and effect.

      12.   AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS.

            (A) AMENDMENT, MODIFICATION OR TERMINATION OF PLAN. The Board may amend the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however no such action may adversely alter or impair any Award previously granted under this Plan without the consent of each Recipient affected thereby.

            (B) MODIFICATION OF RESTRICTED SHARE VESTING CONDITIONS. Subject to the terms and conditions and within the limitations of this Plan, including vesting conditions, the Plan Committee may modify the conditions placed upon the grant of any Restricted Shares, provided, however, no modification of any conditions placed upon Restricted Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Restricted Shares.


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


            (C) COMPLIANCE WITH LAWS. The Plan Committee may at any time or from time-to-time, without receiving further consideration from any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements and/or (ii) ensure that this Plan is and remains or shall become exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code {encompassing Sections 400 to 420 of the Code}). Provided, however, no such modification may, without the consent of the holder thereof, adversely alter or impair his or her rights with respect to such Award Shares.

      13.   WITHHOLDING TAXES.

            As a condition of the grant of any Award, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements incident to such grant or exercise. Provided, however, whenever the Company is delivering any shares of Common Stock the Company may, in its sole discretion, but without obligation to do so, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any withholding tax requirements incident to such issuance or transfer. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.


                                    * * * * *



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